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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                -----------------

                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): January 25, 1999



                            Sofamor Danek Group, Inc.
              ----------------------------------------------------
             (Exact name of Registrant as specified in its charter)



Indiana                         00-19168                          35-1580052
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(State or other               (Commission                        (IRS Employer
jurisdiction of               File Number)                  Identification No.)
incorporation)



1800 Pyramid Place, Memphis, Tennessee                               38132
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(Address of principal executive offices)                           (Zip Code)


                                 (901) 396-2695
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               Registrant's telephone number, including area code


                                 Not Applicable
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         (Former name or former address, if changed since last report.)


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Item 5.  Other Events.

                  On January 25, 1999, Medtronic, Inc. ("Medtronic") and Sofamor Danek Group, Inc. ("Sofamor Danek") issued the press release attached hereto as
Exhibit 99.1 announcing the determination of the conversion ratio to be used to determine the number of shares of common stock of Medtronic to be issued for each outstanding share of Sofamor Danek common stock in the previously announced proposed combination of Medtronic and Sofamor Danek.

Item 7.  Financial Statements and Exhibits.

         (a)      Financial statements of businesses acquired.

                  Not applicable.

         (b)      Pro forma financial information.

                  Not applicable.

         (c)      Exhibits

                  99.1     Press Release dated January 25, 1999.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 SOFAMOR DANEK GROUP, INC.


                                 By:      Stephen S. Phillips
                                       ---------------------------------------
                                          Stephen S. Phillips
                                          Executive Vice President and General
                                          Counsel

Dated: January 25, 1999




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                                  EXHIBIT INDEX


Exhibit No.                   Description
-----------                   -----------

99.1                    Press Release dated January 25, 1999